================================================================================

                                FMC SELECT FUND






                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1999




ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE



Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 17.1% for the six months ended April 30, 1999. The Fund significantly outperformed the average total return of 12.8% of its peer group, the Lipper Flexible Fund Universe, and almost matched the 17.7% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. As of April 30, 1999, 82.7% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents.

Our investment process remains focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as returns on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these qualities may be less appreciated after eight consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield", which measures how much net income a business generates relative to its price, is one of our favorite measurements. We like to compare this measurement to both the earnings yield available on the S&P Industrials and the yield available from the 30 year U.S. Treasury. As of April 30, 1999, the equity portion of the portfolio had an earnings yield of 5.1%, significantly above the S&P Industrials' 3.4% earnings yield. The portfolio's earnings yield almost matched the 5.7% yield available on the 30 Year U.S. Treasury. While the interest coupon paid on the 30 Year U.S. Treasury is fixed (i.e. 0% growth), the portfolio's earnings are estimated by us to double over the next five years, which, if realized, would raise the earnings yield to 10.2% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses selling at attractive valuations.

--------------------------------------------------------------------------------
                                     FMC SELECT FUND       S&P INDUSTRIALS INDEX
                                     ---------------       ---------------------
QUALITY
------
Return-on-Equity (ROE) [1]                 20%                      18%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years                  5 Years
Estimated Annual EPS Growth
   for 1999-2003                           14%                       7%
VALUATION
--------
2000 Estimated Price/Earnings             19.5X                    29.5X
--------------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 3/31/99 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprise's underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating a business's fundamentals.

Since we last reported to you, the Fund established a position in Amgen, one of the world's leading biotechnology firms. Amgen uses biotechnology to develop and manufacture a variety of pharmaceuticals. Amgen's two major products are Epogen and Neupogen. Epogen, the fourth largest selling drug in the U.S., stimulates red blood cell growth, helping patients on kidney dialysis. Epogen accounts for over 50% of Amgen's sales and, we estimate, over 65% of operating income. Neupogen, which accounts for over one-third of sales, stimulates white blood cell growth, helping patients on chemotherapy. We purchased Amgen during the fourth quarter of 1998 at under $38 or about 20x 1999 estimated EPS of $1.85, which represented a 40% discount to the average price to earnings multiple of U.S.-based pharmaceutical stocks. Historically, Amgen had traded at a multiple premium to the pharmaceuticals, but its valuation was depressed by Wall Street's bleak view of Amgen's R&D pipeline. We were intrigued by several of the pipeline opportunities and were primarily focused on the near-term blockbuster prospects for NESP, a second-generation Epogen.

In order for NESP to be a commercial success, Amgen had to prove in an arbitration proceeding that it was a novel compound to which Johnson & Johnson
(JNJ) had no rights under the initial marketing agreement for Epogen. The common view was that there were only two outcomes from this arbitration:
"winner-take-all" in favor of JNJ, deemed more likely by analysts, or winner-take-all for Amgen. We performed extensive due diligence on this issue, including consultation with a biotechnology patent attorney who reviewed the Amgen-JNJ licensing agreement for Epogen. Our conclusion was that Amgen had a better than 50% chance of winning the arbitration proceeding and, even if Amgen did not prevail, it stood to make significant profits from manufacturing or licensing manufacturing of NESP for JNJ. In December 1998, Amgen announced that it had won the arbitration proceeding. In March 1999, Amgen announced the licensing of a late-stage potential blockbuster product for the treatment of prostate cancer. These fundamentals drove a 55% appreciation in the price of Amgen from the purchase through April 30, 1999.

In our last letter we highlighted our investment in Nielsen Media Research
(NMR). At that point NMR comprised 6.2% of the Fund. During the reporting period covered by this letter, NMR appreciated 92% as Smart TV, its only competitor in television audience measurement, shut down its sole measurement operation in Philadelphia, and as the rollout of NMR's new Internet measurement service was well received. As a result of appreciation, NMR increased to 10.1% of the Fund. While we think NMR's fundamentals remain solid, we felt that it would be prudent to reduce our position and have done so since April 30.

We continue to work hard analyzing the Fund's existing and prospective investments, Thank you for your continued confidence.



Sincerely yours,


/s/signature omitted    /s/signature omitted        /s/signature omitted


Bernard Groveman         William McElroy              A. Byron Nimocks
Equity Manager           Fixed Income Manager         Equity Manager

                                 TOTAL RETURN(1)
One Year                          Annualized                       Annualized
Return(2)                           3 Year                         Inception(3)
 10.34%                             Return                           to Date
                                    20.88%                           23.36%

        Comparison of Change in the Value of a $10,000 Investment in the
        FMC Select Fund, versus the S&P 500 Composite Index, the Merrill
         Lynch 1-10 Year Corporate/Government Bond Index, and an 80/20
               Blended of the reference S&P and Merrill Indices.
[Line Graph Omitted]
Plot points are as follows:

                     FMC Select          S&P 500         Merrill Lynch

5/31/95                10,000            10,000             10,000
10/31/95               10,844            11,005             10,353
10/31/96               13,445            13,654             10,948
10/31/97               17,547            18,039             11,781
10/30/98               19,268            22,006             12,864
4/31/99                22,556            26,917             12,920

[Line Graph Omitted]
Plot points are as follows:

                     FMC Select       80/20 Blend
                                     of S&P, Merrill
5/31/95                10,000            10,000
10/31/95               10,844            10,874
10/31/96               13,445            13,076
10/31/97               17,547            16,612
10/30/98               19,268            19,899
4/31/99                22,556            23,419


1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2One year return is for the period beginning 5/1/98 and ending 4/30/99.
3The FMC Select Fund commenced operations on May 8, 1995.The performance reflected in the graph begins at the end of the month operations commenced.

 [Pie chart Omitted]
 Plot points are as follows:

 Portfolio Composition

 Financial Services              10%
 Corporate Obligations            6%
 Retail                          12%
 Miscellaneous Business Services 12%
 Medical Products & Services      8%
 Media                            7%
 Diversified Operations           3%
 U.S. Gov't. Agency Obligations   5%
 U.S. Treasury Obligations        3%
 Packaging                        2%
 Computers & Services             4%
 Technology                       3%
 Banks                            9%
 Hotels, Lodging & Gaming         1%
 Household Products               2%
 Consumer Products                2%
 Special Chemicals                2%
 Healthcare                       1%
 Miscellaneous Industries         2%
 Drugs                            3%
 Other                            2%
 Auto & Truck Related             1%

 % of Total Fund Investments

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1999                                                       (Unaudited)




                                                                   Market
                                                                    Value
FMC SELECT FUND                                      Shares         (000)
-------------------------------------------------------------------------
COMMON STOCK (82.7%)
AUTO & TRUCK RELATED (0.6%)
   Snap-On Tools ..................................  23,200       $   756
                                                                  -------
BANKS (8.9%)
   Bank of America ................................  71,045         5,115
   Charter One Financial ..........................  16,900           528
   Compass Bancshares .............................  34,650           944
   Dime Bancorp ...................................  52,100         1,202
   North Fork Bancorp .............................  94,500         2,126
   TF Financial ...................................  32,000           624
                                                                  -------
                                                                   10,539
                                                                  -------
COMPUTERS & SERVICES (3.8%)
   Acxiom* ........................................  77,616         1,960
   Gartner Group, Cl A* ........................... 132,000         2,516
                                                                  -------
                                                                    4,476
                                                                  -------
CONSUMER PRODUCTS (2.0%)
   Ekco Group ..................................... 168,600           569
   Kimberly-Clark .................................  28,600         1,754
                                                                  -------
                                                                    2,323
                                                                  -------
DIVERSIFIED OPERATIONS (2.7%)
   Berkshire Hathaway, Cl A* ......................      41         3,132
   Berkshire Hathaway, Cl B* ......................      27            64
                                                                  -------
                                                                    3,196
                                                                  -------
DRUGS (2.5%)
   Amgen* .........................................  49,200         3,023
                                                                  -------
FINANCIAL SERVICES (9.9%)
   Fannie Mae .....................................  23,000         1,632
   Freddie Mac ....................................  72,000         4,518
   Household International ........................ 112,545         5,662
                                                                  -------
                                                                   11,812
                                                                  -------
HEALTHCARE (1.2%)
   Johnson & Johnson ..............................  15,000         1,463
                                                                  -------
HOTELS, LODGING & GAMING (1.4%)
   Red Roof Inns* .................................  98,800         1,630
                                                                  -------
HOUSEHOLD PRODUCTS (2.4%)
   Benckiser N.V., Cl B* ..........................  49,900         2,819
                                                                  -------
INSURANCE (0.1%)
   Mony Group* ....................................   5,800           154
                                                                  -------
MEDIA (7.4%)
   E.W. Scripps ...................................  13,000           650
   Gannett ........................................  45,900         3,250
   Harte-Hanks Communications ..................... 197,700         4,992
                                                                  -------
                                                                    8,892
                                                                  -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1999                                                       (Unaudited)


                                                       Shares/       Market
                                                     Face Amount      Value
FMC SELECT FUND (continued)                             (000)         (000)
---------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (7.7%)
   IMS Health ....................................... 194,800       $ 5,844
   Stryker ..........................................  54,100         3,310
                                                                    -------
                                                                      9,154
                                                                    -------
MISCELLANEOUS BUSINESS SERVICES (11.7%)
   Nielsen Media Research* .......................... 437,166        11,967
   Olsten                                              88,500           597
   Personnel Group of America* ......................  86,000           785
   York Group .......................................  56,100           501
                                                                    -------
                                                                     13,850
                                                                    -------
MISCELLANEOUS INDUSTRIES (2.0%)
   IDEX .............................................  89,385         2,386
                                                                    -------
PACKAGING (1.7%)
   Sealed Air* ......................................  32,547         1,979
                                                                    -------
RETAIL (12.1%)
   Autozone* ........................................ 119,100         3,573
   Dollar General ................................... 117,116         4,106
   InterTAN* ........................................ 258,500         2,811
   Tandy* ...........................................  54,200         3,926
                                                                    -------
                                                                     14,416
                                                                    -------
SPECIALTY CHEMICALS (1.6%)
   Great Lakes Chemical .............................  35,000         1,673
   McWhorter Technologies* ..........................  15,000           222
                                                                    -------
                                                                      1,895
                                                                    -------
TECHNOLOGY (3.0%)
   First Data .......................................  83,900         3,561
                                                                    -------
TOTAL COMMON STOCK
   (Cost $61,369)                                                    98,324
 ....................................................               -------


PREFERRED STOCK (0.0%)
   Fresenius National Medical Care* .................  20,400             1
                                                                    -------
TOTAL PREFERRED STOCK
   (Cost $0) ........................................                     1
                                                                    -------


CORPORATE OBLIGATIONS (6.2%)
   Aon
        7.400%, 10/01/02 ............................ $   150           156
   BellSouth Trust MTN
        9.190%, 07/01/03 ............................     149           159
   Block Financial
        6.750%, 11/01/04 ............................     615           630

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1999                                                       (Unaudited)




                                                    Face        Market
                                                   Amount        Value
FMC SELECT FUND (continued)                         (000)        (000)
----------------------------------------------------------------------
   Bond Backed Certificate IBM
        7.350%, 06/01/17 ........................  $ 501        $  539
   Commercial Credit
        7.750%, 03/01/05 ........................    150           159
   Dow Chemical
        8.040%, 07/02/05 ........................    500           529
   Eastman Kodak
        9.750%, 10/01/04 ........................    300           353
   Geico Corp.
        7.500%, 04/15/05 ........................    200           214
   General Motors
        8.950%, 07/02/09 ........................    700           738
   Gerber Products
        9.000%, 10/15/06 ........................    694           810
   Manufactures & Trader Trust
        8.125%, 12/01/02 ........................    250           265
   May Department Stores
        9.750%, 02/15/21 ........................    415           544
   Monsanto
        8.130%, 12/15/06 ........................    555           608
   Norwest MTN
        6.375%, 09/15/02 ........................    350           354
   Philip Morris
        7.250%, 01/15/03 ........................    200           205
        7.200%, 02/01/07 ........................    300           312
   Simon Debartolo
        6.875%, 11/15/06 ........................    400           384
   Union Pacific
        7.600%, 05/01/05 ........................    250           262
   United Postal Savings Association
        9.000%, 07/26/99 ........................    150           151
                                                                ------
TOTAL CORPORATE OBLIGATIONS
   (Cost $7,281)                                                 7,372
                                                                ------


U.S. GOVERNMENT AGENCY OBLIGATIONS (4.7%)
   Fannie Mae
        6.595%, 12/01/03 ........................    489           496
        6.640%, 07/02/07 ........................    500           521
        6.800%, 08/27/12 ........................    400           414
   Financial Assistance Corporation
        9.375%, 07/21/03 ........................    200           226
   Government Trade Trust, Ser 1995-A
        8.010%, 03/01/07 ........................    214           232
   Guaranteed Export Certificates, Ser 1994-B
        7.460%, 12/15/05 ........................    304           322
   Guaranteed Export Certificates, Ser 1995-A
        6.280%, 06/15/04 ........................    388           393
   Guaranteed Trade Trust, Ser A
        7.020%, 09/01/04 ........................    137           143

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1999                                                       (Unaudited)


                                                                                           Face        Market
                                                                                          Amount        Value
FMC SELECT FUND (concluded)                                                                (000)        (000)
-------------------------------------------------------------------------------------------------------------
   Overseas Private Investment
        6.080%, 08/15/04 .............................................................   $  514      $    525
        6.930%, 12/15/08 .............................................................      800           848
   Small Business Administration, Ser 1996
        6.500%, 11/01/06 .............................................................      281           287
   Small Business Administration, Ser 1997
        6.550%, 12/01/17 .............................................................      474           481
   Small Business Administration, Ser 1998-D
        6.150%, 04/01/18 .............................................................      383           382
   U.S. Department of Housing & Urban Development, Ser 99-A
        5.750%, 08/01/06 .............................................................      265           263
                                                                                                     --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,460) .....................................................................                  5,533
                                                                                                     --------


U.S. TREASURY OBLIGATIONS (2.7%)
   U.S. Treasury Notes
        8.000%, 05/15/01 .............................................................      250           264
        7.500%, 11/15/01 .............................................................      250           264
        6.250%, 02/15/03 .............................................................      250           259
        6.250%, 02/15/07 .............................................................       93            98
   U.S. Treasury Bills (A)
        4.457%, 06/17/99 .............................................................        6             6
        4.476%, 07/22/99 .............................................................      113           112
        4.538%, 08/19/99 .............................................................      230           227
        4.457%, 09/16/99 .............................................................    1,982         1,948
                                                                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,153) .....................................................................                  3,178
                                                                                                     --------
TOTAL INVESTMENTS (96.3%)
   (Cost $77,263) ....................................................................                114,408
                                                                                                     --------
OTHER ASSETS AND LIABILITIES, NET (3.7%) .............................................                  4,446
                                                                                                     --------


NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 6,188,353 outstanding shares of beneficial interest ....................                 82,073
   Undistributed Net Investment Income ...............................................                     53
   Net Unrealized Appreciation .......................................................                 37,145
   Accumulated Net Realized Loss on Investments ......................................                   (417)
                                                                                                     --------
TOTAL NET ASSETS (100.0%) ............................................................               $118,854
                                                                                                     ========

   Net Asset Value, Offering and Redemption Price Per Share ..........................                 $19.21
                                                                                                     ========


*NON-INCOME PRODUCING SECURITY
(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF APRIL 30, 1999.
CL -- CLASS
MTN -- MEDIUM TERM NOTE
SER -- SERIES
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                          FMC SELECT FUND

For the six-month period ended April 30, 1999                        (Unaudited)


                                                                         FMC
                                                                        SELECT
                                                                         FUND
                                                                        (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income.................................................... $  475
   Interest Income ...................................................    482
--------------------------------------------------------------------------------
     Total Investment Income..........................................    957
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ..........................................    435
   Administrative Fees ...............................................     82
   Transfer Agent Fees ...............................................     18
   Professional Fees .................................................     12
   Printing Fees .....................................................      9
   Registration and Filing Fees ......................................      7
   Organization Costs.................................................      6
   Custodian Fees ....................................................      5
   Insurance and Other Fees ..........................................      3
   Trustee Fees ......................................................      3
--------------------------------------------------------------------------------
     Total Expenses, Net .............................................    580
--------------------------------------------------------------------------------
       Net Investment Income .........................................    377
--------------------------------------------------------------------------------
   Net Realized Loss from Securities Sold ............................   (417)
   Net Change in Unrealized Appreciation of Investment Securities .... 17,217
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ................. 16,800
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations...............$17,177
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                               FMC SELECT FUND

For the six-month period ended April 30, 1999 (Unaudited) and for the year ended October 31, 1998

                                                                                                 FMC
                                                                                             SELECT FUND
                                                                                      ------------------------
                                                                                        11/01/98    11/01/97
                                                                                       TO 4/30/99  TO 10/31/98
                                                                                          (000)       (000)
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................       $    377       $  990
   Net Realized Gain ( Loss) from Securities Sold ..............................           (417)       4,769
   Net Change in Unrealized Appreciation of Investment Securities ..............         17,217        1,077
--------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................         17,177        6,836
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................           (414)        (955)
   Realized Capital Gains.......................................................         (4,769)      (4,503)
--------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................         (5,183)      (5,458)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................................          8,014       27,196
   Reinvestment of Cash Distributions ..........................................          4,966        5,295
   Cost of Shares Redeemed .....................................................         (6,081)      (9,599)
--------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions...............          6,899       22,892
--------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..............................................         18,893       24,270

Net Assets:
   Beginning of Period .........................................................         99,961       75,691
--------------------------------------------------------------------------------------------------------------
   End of Period ...............................................................       $118,854      $99,961
==============================================================================================================
     Shares Issued and Redeemed:
    Shares Issued ..............................................................            442        1,536
    Shares Issued in Lieu of Cash Distributions ................................            289          317
    Shares Redeemed ............................................................           (336)        (561)
--------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ........................................            395        1,292
==============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             FMC SELECT FUND

For the six-month period ended April 30, 1999 (Unaudited) and for the periods ended October 31.

For a share outstanding throughout each period

                                                                                                                Ratio      Ratio
          Net                                                          Net                 Net                  of Net   of Expenses
         Asset             Realized and Distributions Distributions   Asset               Assets     Ratio    Investment to Average
         Value      Net     Unrealized     from Net       from        Value                End    of Expenses   Income   Net Assets
       Beginning Investment  Gains on     Investment     Capital       End      Total   of Period to Average  to Average (Excluding
       of Period   Income   Securities      Income        Gains     of Period   Return    (000)   Net Assets  Net Assets   Waivers)
       --------- ---------- ----------- ------------- ------------- ---------   ------  --------- ----------- ---------- -----------
---------------
FMC SELECT FUND
---------------
1999    $17.26      0.06        2.79         (0.07)      (0.83)       $19.21    17.12%+  $118,854    1.07%*       0.69%*    1.07%*
1998    $16.82      0.17        1.43         (0.17)      (0.99)       $17.26     9.81%   $ 99,961    1.09%        1.01%     1.11%
1997    $13.42      0.16        3.81         (0.16)      (0.41)       $16.82    30.51%   $ 75,691    1.10%        1.08%     1.17%
1996    $10.97      0.14        2.48         (0.14)      (0.03)       $13.42    23.99%   $ 47,909    1.10%        1.10%     1.20%
1995(1) $10.00      0.10        0.96         (0.09)       0.00        $10.97    10.60%+  $ 27,202    1.10%*       1.96%*    1.57%*

            Ratio
           of Net
         Investment
           Income
         to Average
         Net Assets    Portfolio
         (Excluding    Turnover
          Waivers)      Rate
        -----------   ---------
           0.69%*       3.75%
           1.01%       21.71%
           1.00%       24.39%
           1.49%*       1.87%


  * Annualized
  + Total return is for the period indicated and has not been annualized.
(1) The FMC Select Fund commenced operations on May 8, 1995.



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

April 30, 1999                                                       (Unaudited)



1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

April 30, 1999                                                       (Unaudited)


thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $10,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .15% of the Funds' average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 1999 are as follows:

                                            (000)
                                          ---------
Purchases
  U.S. Government .....................    $  217
  Other ...............................     8,045
Sales
  U.S. Government .....................    $  475
  Other ...............................     3,554

At April 30, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 1999, is as follows:

                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $41,090
Aggregate gross unrealized
  depreciation ........................     (3,945)
                                           -------
Net unrealized appreciation ...........    $37,145
                                           =======

                                      NOTES

                                 FMC SELECT FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-6009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-F-004-05